SGI Enhanced Nasdaq-100 ETF
Schedule of Investments
November 30, 2025 (Unaudited)

U.S. TREASURY BILLS - 37.7%	Par	Value
3.79%, 03/10/2026 (a)	$20,000,000	$19,796,929
TOTAL U.S. TREASURY BILLS (Cost $19,793,784)		19,796,929

MONEY MARKET FUNDS - 1.0%	Shares	Value
First American Government Obligations Fund - Class X, 3.92% (b)	500,064	500,064
TOTAL MONEY MARKET FUNDS (Cost $500,064)		500,064

TOTAL INVESTMENTS - 38.7% (Cost $20,293,848)		20,296,993
Other Assets in Excess of Liabilities - 61.3%		32,209,822
TOTAL NET ASSETS - 100.0%		$52,506,815

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	The rate shown is the annualized yield as of November 30, 2025.
(b)	The rate shown represents the 7-day annualized yield as of November 30, 2025.

SGI Enhanced Nasdaq-100 ETF
Schedule of Written Options
November 30, 2025 (Unaudited)

WRITTEN OPTIONS - (0.0)%	Notional Amount	Contracts	Value
Put Options - (0.0)% (a)
S&P 500 Index (b)(c)
Expiration: 12/01/2025; Exercise Price: $6,500.00	$(87,668,352)	(128)	$(1,920)
Expiration: 12/01/2025; Exercise Price: $6,600.00	(68,490,900)	(100)	(2,000)
TOTAL WRITTEN OPTIONS (Premiums received $6,920)			$(3,920)

Percentages are stated as a percent of net assets.

(a)	Represents less than 0.05% of net assets.
(b)	Exchange-traded.
(c)	100 shares per contract.

SGI Enhanced Nasdaq-100 ETF
Schedule of Futures Contracts
November 30, 2025 (Unaudited)

Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
Micro E-Mini Nasdaq 100 Future Dec 2025	2	12/19/2025	$101,928	$4,670
Nasdaq 100 Index	103	12/19/2025	52,492,920	1,679,558
Net Unrealized Appreciation (Depreciation)		$ –	$–	$1,684,228

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

SGI Enhanced Nasdaq-100 ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Bills	$–	$19,796,929	$–	$19,796,929
Money Market Funds	500,064	–	–	500,064
Total Investments	$500,064	$19,796,929	$–	$20,296,993

Other Financial Instruments:
Futures Contracts*	$1,684,228	$–	$–	$1,684,228
Total Other Financial Instruments	$1,684,228	$–	$–	$1,684,228

Liabilities:
Investments:
Written Options	$–	$(2,000)	$(1,920)	$(3,920)
Total Investments	$–	$(2,000)	$(1,920)	$(3,920)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of November 30, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

SGI Enhanced Nasdaq-100 ETF - Transactions with Affiliates
Value as of August 31, 2025	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value as of November 30, 2025	Dividend Income	Shares as of November 30, 2025